© July 30, 2025. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor Second-Quarter Earnings 2025 Dear Morningstar shareholders, PitchBook, Morningstar Direct Platform, and Morningstar Credit were the key drivers of our 5.8% revenue growth (5.9% organic) in the second quarter, compared to the prior-year period. Organic revenue growth declined relative to recent quarters, reflecting slower growth for Morningstar Credit compared to a strong Q2 24 and modest declines in Morningstar Retirement and Morningstar Indexes revenue. Operating and adjusted operating income increased by 15.3% and 9.5%, respectively, with a corresponding improvement in margins compared to the prior-year period. We repurchased 398,442 shares for a total of $112.0 million, building off our activity in the first quarter. Strength in PitchBook’s core client groups drove growth in that segment, partially offset by softness in corporates. That said, growth has also been affected by higher churn with smaller clients in our core client segments, including private equity and venture capital. The trend reflects market conditions, with dealmaking and fundraising activity dominated by larger players who continue to grow their relationships with us. (To read more on this trend from our researchers, see the Q2 2025 PitchBook-NVCA Venture Monitor and the Q2 2025 US PE Breakdown.) Within Morningstar Direct Platform, Morningstar Data was an important contributor to growth, primarily driven by higher revenue for managed investment (fund) data. Meanwhile, Morningstar Direct licenses continued to be relatively flat, reflecting softness in the asset manager segment related to industry consolidation and cost savings actions. Morningstar Credit continued to capitalize on recent investments in the business. The segment benefited from strength in areas such as asset-backed securities, driven in part by higher revenue from US private credit aviation and data center transactions. We also saw good growth in European corporates, another area of investment emphasis. We passed a significant milestone in Morningstar Wealth during the quarter as we successfully completed the transition of assets from our US Turnkey Asset Management Program (TAMP) to AssetMark, sunsetting the platform. The Morningstar Wealth team also made good progress transitioning clients to Black Diamond as we work to wind down Morningstar Office. We continue to prioritize scale and improved profitability in Morningstar Wealth as we focus on model portfolios distributed on third-party platforms and our International Wealth Platform. After reporting losses in prior periods, Morningstar Wealth generated $3.0 million in adjusted operating income in the quarter. Advisors remain core to our success. Not only are we serving them in a focused manner through Morningstar Wealth, but our offerings within Morningstar Direct Platform and Morningstar Retirement have also benefited from structural tailwinds in the advice space. In particular, Morningstar Advisor Workstation reaches a wide swath of US-based advisors and we’ve invested in that business with the recent rollout of Direct Advisory Suite. Meanwhile, our strength with advisors creates pull demand for our services in other customer segments including asset managers. A Wrap on the US Morningstar Investment Conference Late last month, we hosted our annual US Morningstar Investment Conference in Chicago (affectionately known as “MICUS”). The conference is a chance to step back and take stock of the trends shaping our industry and Morningstar’s business. Two trends dominated the conference. The first was the rapid expansion of investment choice for investors, notably in the exchange-traded fund (ETF) space. ETFs, especially active ETFs, are growing at breakneck speed. Assets in US active ETFs have Letter from CEO Kunal Kapoor Second-Quarter Earnings 2025 © July 30, 2025. Morningstar. All Rights Reserved. grown by roughly 500% since the end of 2020 to more than $1 trillion today, with nearly 1,000 new launches since the beginning of 2024. This is a great opportunity for Morningstar to help investors cut through the noise with our data, research, and analytics. The second was public-private market convergence. During my keynote, I took an informal survey and a good 20% or more of the mostly-advisor audience shared that they are already using private investments in their client portfolios. That mirrors our Voice of the Investor study that shows a quarter of retail investors already hold private equity investments, with an even higher share among those with more than $500,000 in investable assets. I also sat down with Apollo CEO Marc Rowan to dig into what public-private convergence means for investors. He is particularly bullish on the growth opportunity in private credit and noted that we are already seeing the impact of public-private market convergence in retirement plans, insurance products, and managed accounts with more to come. He expects that asset managers will increasingly offer products that give investors access to public and private markets, while the 60/40 portfolio of tomorrow will continue to be comprised of 60% equities and 40% fixed income, but with private investments included in both sleeves. Public-Private Market Convergence Initiative Update The conference reinforced the importance of the work we are doing to better meet investor needs as public and private markets converge. We’re starting with valuable building blocks including the breadth and depth of PitchBook’s data, which covers more than 6 million privately held companies globally, 400,000 debt deals, and $31 trillion in private debt volume. Indeed, we continue to lead with data and research. We’re broadening our coverage of semiliquid funds across our Direct Platform products and PitchBook, where it complements our data on traditional private market drawdown funds. We’re also focused on collecting the data that’s most relevant to these vehicles and have added 24 new semiliquid data points, in collaboration with our manager research analysts and external asset managers. In May, we announced plans to launch Morningstar Medalist Ratings for Semiliquid Funds later this year, with initial ratings on a set of interval funds, and in June, our manager research team published “The State of Semiliquid Funds,” which focuses on semiliquid funds accessible to investors with less than $5 million in investable assets. The report covers interval funds, tender-offer funds, nontraded business development companies (BDCs), and nontraded real estate investment trusts (REITs). Key takeaways include the importance of private credit in driving the 60% growth in assets in semiliquid funds between 2022 and 2024, the high and complex fee structures on many of these products, and the frequent use of leverage in private credit funds, which has helped them outpace leveraged loan portfolios but also introduces risk in less favorable markets. Our product teams are focused on getting tools into our clients’ hands to help them access our data and insights. During the conference, we highlighted newly launched capabilities in Direct Advisory Suite (the next phase of Morningstar Advisor Workstation), which are designed to help advisors evaluate, compare, and communicate the role of private investments within a broader portfolio context. These include access to a new private capital fund universe, the inclusion of private capital funds in the Morningstar Portfolio Risk Score, and additional tools to help investors visualize the percentage of a portfolio exposed to private investments. Late last month, Morningstar Direct rolled out a new investment discovery experience that helps investors locate investments and data by investment type and category and populates each with smart default data views. We are pleased with the initial feedback, and user data shows that interval funds are a popular landing spot after ETFs and open-end funds. Stay tuned for even more in the second half of the year. Letter from CEO Kunal Kapoor Second-Quarter Earnings 2025 © July 30, 2025. Morningstar. All Rights Reserved. Finally, private credit continues to present an important growth opportunity for Morningstar Credit as Detlef Scholz, president of credit ratings, described in detail at our Annual Shareholders’ Meeting in May. We are leaning in by adding analytical capacity, data insights, and even better service in this space. As the trend continues to go mainstream, it’s our view that our services will be in demand because of the quality of our research and the reach and recognition of our brand. Conclusion Our business today is more focused and targets opportunities in areas with meaningful secular growth. At a time when conflicting forces are shaping the industry, I’m confident in our ability to succeed because of our alignment with investors, our unique research and data capabilities, and the cash flow generation characteristics of our business that afford us flexibility to reinvest and return capital to shareholders while maintaining a strong balance sheet. What I'm Reading Here’s recent commentary by our researchers that I especially enjoyed: • PitchBook Analyst Note: Issues Around Private Assets and 401(k)s, Hilary Wiek, Kyle Stanford and Taylor Criswell, July 16, 2025 • Powering Tomorrow's AI Data Centers: The Market Has Overlooked Renewables as It Focuses on Resurgent Legacy Technologies., Brett Castelli and Tancrede Fulop, July 15, 2025 • Global Equity Markets Have Become Less Global. Here’s What That Means for Investors, Dan Lefkovitz, July 9, 2025 • ESG Risk Ratings: A Protective Instrument Amid Economic Shocks, Bin Dong and Kasey Vosburg, July 9, 2025 • PitchBook Analyst Note: The Return of Evergreen Funds, Zane Carmean, June 30, 2025 • The Web of Private Credit Lenders and Where We See It Heading, Michael McTamney and Timothy O’Brien, June 30, 2025 • 6 Stocks to Buy in July for the Long Term: Plus, investment takeaways from the first half of the year., [Morning Filter Podcast], Dave Sekera and Susan Dziubinski, June 30, 2025 • Q2 US Private Credit Wrap: Mega loans salvage deal flow wrecked by tariffs, Abby Latour, June 30, 2025 • A Closer Look at Semiliquid Funds, Brian Moriarty, June 24, 2025 • The Rapid Growth of Model Portfolios and What Comes Next, Stephen Margaria, June 17, 2025 • How Attractive Is Private Equity?, Jack Shannon, June 11, 2025 • Demystifying Credit: Fund Financing, Mudasar Chaudhry and Carlos Silva. June 5, 2025 • Voice of the Asset Owner Survey 2025 Qualitative Insights, Thomas Kuh, June 3, 2025 • PitchBook Analyst Note: US VC Secondary Market Watch, Emily Zheng, May 23, 2025 • 2024 US Fund Fee Study, Zachary Evans and Bryan Armour, May 14, 2025 Letter from CEO Kunal Kapoor Second-Quarter Earnings 2025 © July 30, 2025. Morningstar. All Rights Reserved. You may also appreciate these recent pieces that share more about our strategy and product innovations: • Investors First: H2 2025 Market Outlook, Morningstar.com, July 23, 2025 • Morningstar Debuts New Features in Direct Advisory Suite, PlanAdviser, July 3, 2025 • Public/Private Convergence Dominated the Morningstar Investment Conference, WealthManagement.com, June 30, 2025 • AGM Alts Weekly | 6.29.25: Morningstar Investment Conference and report recap - "Credit is king", Alt Goes Mainstream, June 29, 2025 • Morningstar’s CEO Kunal Kapoor on Private Assets and ‘Extracting Gold’, The Daily Upside, June 26, 2025 • Private Funds for Retail Investors Jump to $350 Billion, Morningstar Says, Bloomberg, June 24, 2025 • Basis Points: Kunal Kapoor on How AI is Transforming Financial Advice, EquityMates, June 16, 2025 • Merryn Talks Money: Doing Your Due Diligence on Private Markets, Bloomberg, June 16, 2025 • Why Morningstar’s CEO Says Your Returns Are Heading Lower, Australian Financial Review, May 21, 2025 • Bloomberg Talks: Morningstar CEO Kunal Kapoor, Bloomberg, May 16, 2025 Best regards, Kunal This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events and results we discuss not to occur or to differ significantly from what we expect or past performance. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our second-quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the three months ended June 30, 2025, which has been furnished to the SEC and is available on our website.